UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2024

Date of reporting period:	March 1, 2023 – August 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Floating Rate Income Fund

Semiannual report
8 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 23

Message from the Trustees	1
Your fund at a glance	2
Your fund’s expenses	3
Other information for shareholders	5
Important notice regarding Putnam’s privacy policy	6
Trustee approval of management contracts	7
Financial statements	15

Message from the Trustees

October 6, 2023

Dear Fellow Shareholder:

Stocks rose across most global markets in the 12 months ended August 31, 2023. During this time, the U.S. economy continued to expand despite worries about a potential recession. Enthusiasm over the innovation of generative artificial intelligence helped lift investor sentiment. Stock performance in non-U.S. markets generally lagged U.S. markets. Growth in the eurozone stalled in the winter of 2022–2023 amid Russia’s war against Ukraine, while China’s economy struggled given its heavily indebted property sector.

Bond market performance was mostly lackluster over the period, although some sectors posted gains. The U.S. Federal Reserve has continued to raise interest rates but at a more gradual pace compared with 2022. U.S. inflation has eased but is still above the Fed’s 2% target. Against this backdrop, investors are weighing the impact of high borrowing costs and tighter lending conditions at banks.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/23	1.03%	1.23%	1.78%	1.28%	0.70%	0.78%
Annualized expense ratio for the
six-month period ended 8/31/23	1.05%	1.25%	1.80%	1.30%	0.72%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/23 to 8/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.42	$6.45	$9.27	$6.71	$3.72	$4.13
Ending value (after expenses)	$1,054.50	$1,053.40	$1,049.20	$1,053.10	$1,056.20	$1,055.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (366).

Floating Rate Income Fund 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/23, use the following calculation method. To find the value of your investment on 3/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.33	$6.34	$9.12	$6.60	$3.66	$4.06
Ending value (after expenses)	$1,019.86	$1,018.85	$1,016.09	$1,018.60	$1,021.52	$1,021.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (366).

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of August 31, 2023, Putnam employees had approximately $499,000,000 and the Trustees had approximately $70,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Temple-ton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the

Floating Rate Income Fund 7

Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

Floating Rate Income Fund 9

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the

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New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. PSERV has agreed to maintain the first expense limitation until at least August 31, 2024 and Putnam Management has agreed to maintain the second expense limitation until at least June 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its

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affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross

12 Floating Rate Income Fund

basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 239, 227 and 217 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and

Floating Rate Income Fund 13

execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

14 Floating Rate Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 15

The fund’s portfolio 8/31/23 (Unaudited)

SENIOR LOANS (85.0%)*c	Principal amount	Value
Advertising and marketing services (1.3%)
Advantage Sales & Marketing, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 10.038%, 10/28/27	$1,125,000	$1,075,579
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	2,360,512	2,304,450
CMG Media Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.842%, 12/17/26	1,598,910	1,481,998
		4,862,027
Basic materials (10.3%)
Arsenal AIC Parent, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.879%, 7/27/30	1,000,000	1,000,500
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.812%, 12/20/29	373,613	374,195
BWAY Holding Co. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.318%, 8/10/26	1,880,288	1,880,814
Core & Main LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 7.847%, 6/10/28	1,468,772	1,463,881
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	2,099,502	2,014,073
GEON Performance Solutions, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.50%), 10.038%, 8/20/28	982,500	970,631
Herens US Holdco Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.93%), 9.194%, 4/30/28	2,130,594	1,863,503
Janus International Group, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.668%, 7/25/30	2,000,000	1,997,500
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.17%, 2/4/26	1,485,658	1,388,169
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.681%, 10/15/28	620,000	619,417
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.946%, 9/30/28	23,700	23,498
Messer Industries USA, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.50%), 7.81%, 3/2/26	2,107,882	2,106,428
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	750,000	746,873
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.318%, 4/3/28	1,483,460	1,476,042
Olympus Water US Holding Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.019%, 9/21/28	1,471,316	1,448,334
Pregis TopCo, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.196%, 8/1/26	1,473,750	1,467,604
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.32%, 6/11/28	987,500	987,559
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.63%), 7.935%, 2/1/27	1,512,379	1,510,322
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.269%, 3/16/27	2,119,611	2,115,647
Smyrna Ready Mix Concrete, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.681%, 3/24/29	990,000	992,475
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.667%, 5/29/26	2,015,533	2,013,013

16 Floating Rate Income Fund

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Basic materials cont.
TMS International Corp./DE bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.75%), 10.102%, 2/24/30	$1,496,250	$1,498,120
Tronox Finance, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.883%, 8/10/28	1,000,000	991,250
Tronox Finance, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.492%, 4/4/29	987,500	973,181
Vibrantz Technologies, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.699%, 4/21/29	1,988,750	1,853,376
W.R. Grace Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.313%, 9/22/28	1,989,950	1,985,393
Watlow Electric Manufacturing, Co. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.377%, 3/2/28	1,458,638	1,436,759
Windsor Holdings III, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.50%), 9.818%, 6/22/30	1,000,000	995,630
		38,194,187
Broadcasting (1.2%)
Audacy Capital Corp. bank term loan FRN Ser. B1, (CME Term SOFR 3 Month + 2.50%), 7.81%, 11/17/24	1,284,716	562,706
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.168%, 3/1/28	949,072	950,572
iHeartCommunications, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.00%), 8.446%, 5/1/26	1,472,582	1,310,833
Univision Communications, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 8.696%, 3/24/26	1,575,382	1,575,382
		4,399,493
Building materials (4.9%)
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.081%, 10/19/27	2,338,834	2,334,928
Chariot Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 10/22/28	2,955,000	2,922,377
Cornerstone Building Brands, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.661%, 4/12/28	2,873,359	2,796,439
CPG International, LLC bank term loan FRN Ser. B, (CME Term SOFR 6 Month + 2.50%), 7.931%, 4/28/29	2,481,250	2,475,047
LBM Acquisition, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.061%, 12/17/27	2,773,765	2,695,267
MI Windows And Doors, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.931%, 12/18/27	1,974,937	1,974,937
Park River Holdings, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.56%, 12/28/27	977,487	940,167
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.342%, 2/28/27	1,427,000	313,940
SRS Distribution, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 5/20/28	1,969,849	1,941,543
		18,394,645
Capital goods (8.0%)
American Trailer World Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.181%, 3/3/28	2,110,850	1,991,059
Barnes Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.312%, 8/10/30	500,000	500,415

Floating Rate Income Fund 17

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Capital goods cont.
Bleriot US Bidco, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.593%, 10/31/28	$500,000	$499,455
Chart Industries, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.164%, 12/8/29	2,717,943	2,714,545
Clarios Global LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.081%, 4/20/30	2,579,175	2,571,928
DexKo Global, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.601%, 10/4/28	625,000	608,988
Emerald Debt Merger Sub, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.331%, 5/31/30	1,043,578	1,044,235
Enviri Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 7.56%, 3/5/28	1,960,000	1,936,892
Filtration Group Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.946%, 10/19/28	2,463,656	2,449,293
GFL Environmental, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 8.469%, 5/31/27	566,547	568,037
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	1,800,000	1,788,750
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	2,606,800	2,574,215
OT Merger Corp. bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.269%, 10/15/28	981,232	864,102
Patriot Container Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.181%, 3/20/25	482,188	450,846
Pro Mach Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.269%, 8/13/28	2,955,838	2,960,272
Reynolds Group Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.696%, 9/20/28	987,462	986,801
Staples, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 10.634%, 4/9/26	996,385	852,687
TransDigm, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.492%, 8/24/28	1,726,076	1,726,853
Vertiv Group Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.75%), 8.182%, 3/2/27	2,675,749	2,673,153
		29,762,526
Commercial and consumer services (2.8%)
Allied Universal Holdco, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.75%), 9.91%, 5/11/28	500,000	494,000
Allied Universal Holdco, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.181%, 5/5/28	1,969,937	1,912,691
Garda World Security Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 9.668%, 10/30/26	3,114,604	3,107,378
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29	3,332,900	3,031,539
Omnia Partners, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.601%, 7/19/30	457,064	457,923
Omnia Partners, LLC bank term loan FRN Ser. DD, (CME Term SOFR 1 Month + 4.25%), 0.50%, 7/19/30 U	42,936	43,017
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.431%, 6/30/28	1,180,074	1,037,970
Sabre GLBL, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.25%), 9.681%, 6/30/28	190,667	166,452
		10,250,970

18 Floating Rate Income Fund

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Communication services (3.0%)
Altice France SA/France bank term loan FRN Ser. B14, (CME Term SOFR 1 Month + 5.50%), 10.808%, 8/31/28	$1,553,247	$1,356,187
Asurion, LLC bank term loan FRN Ser. B8, (CME Term SOFR 1 Month + 3.25%), 8.579%, 12/23/26	2,545	2,471
Cogeco Financing 2 LP bank term loan FRN (CME Term SOFR 3 Month + 2.50%), 7.946%, 7/28/28	1,756,460	1,726,091
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.446%, 7/22/27	2,948,750	2,911,212
First Opportunity Fund, Ltd. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 9.088%, 7/20/28	1,965,000	1,937,156
Frontier Communications Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.196%, 10/8/27	2,254,636	2,188,868
Viasat, Inc. bank term loan FRN Class B, (CME Term SOFR 3 Month Plus CSA + 4.50%), 9.831%, 2/24/29	992,481	969,158
		11,091,143
Communications equipment (0.4%)
CommScope, Inc. bank term loan FRN Ser. B2, (CME Term SOFR 3 Month + 3.25%), 8.56%, 2/7/26	1,490,789	1,367,054
		1,367,054
Computers (4.0%)
Adeia, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.946%, 6/8/28	1,593,827	1,592,839
Central Parent, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 9.492%, 7/6/29	995,000	995,239
Cloudera, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.181%, 10/8/28	997,468	975,654
Condor Merger Sub, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.75%), 9.168%, 2/2/29	3,023,615	2,963,142
ConnectWise, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.871%, 9/30/28	985,000	966,531
Ivanti Software, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.56%, 12/1/27	1,965,125	1,651,019
LMI, Inc./DE bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.181%, 9/30/28	1,965,000	1,851,187
Project Sky Merger Sub, Inc. bank term loan FRN (CME Term SOFR 1 Month + 6.00%), 11.431%, 10/8/29	1,000,000	920,000
RealPage, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.142%, 4/22/28	2,969,773	2,933,661
		14,849,272
Consumer staples (5.1%)
AG Group Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 9.331%, 12/29/28	987,500	953,866
Aramark Services, Inc. bank term loan FRN (CME Term SOFR 1 Month + 2.50%), 7.946%, 6/13/30	750,000	748,125
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	1,220,000	1,040,562
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.931%, 11/18/28	1,992,218	1,913,247
ASGN, Inc. bank term loan FRN (CME Term SOFR 1 Month + 2.25%), 7.564%, 8/15/30	2,000,000	2,003,760

Floating Rate Income Fund 19

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Consumer staples cont.
Brand Industrial Services, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.50%), 10.872%, 7/25/30	$1,400,000	$1,350,748
Hertz Corp. (The) bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.619%, 6/30/28	1,649,191	1,646,668
Hertz Corp. (The) bank term loan FRN Ser. C, (CME Term SOFR 1 Month + 3.25%), 8.569%, 6/30/28	317,152	316,667
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.431%, 12/15/27	2,489,924	2,474,611
Naked Juice, LLC bank term loan FRN (CME Term SOFR 3 Month + 6.00%), 11.342%, 1/24/30	500,000	401,070
Naked Juice, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.592%, 1/24/29	1,980,000	1,873,575
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	2,208,358	1,748,600
Uber Technologies, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.009%, 2/27/30	995,000	996,075
Upfield USA Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.75%), 9.944%, 1/31/28	1,500,000	1,462,500
		18,930,074
Electronics (1.2%)
Mirion Technologies US, Inc. bank term loan FRN (CME Term SOFR 6 Month + 2.75%), 8.131%, 10/20/28	1,673,795	1,672,205
Roper Industrial Products Investment Co. bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.742%, 11/22/29	997,500	998,198
Vision Solutions, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.56%, 4/24/28	1,855,833	1,790,879
		4,461,282
Energy (3.5%)
BCP Renaissance Parent, LLC bank term loan FRN Ser. B3, (CME Term SOFR 3 Month + 3.50%), 8.729%, 10/31/26	1,608,217	1,605,210
ChampionX Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.666%, 5/13/29	992,500	994,048
CQP Holdco LP bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 9.048%, 5/27/28	1,927,845	1,929,599
GIP II Blue Holding LP bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.50%), 9.769%, 9/22/28	2,563,564	2,568,537
Medallion Midland Acquisition LP bank term loan FRN (CME Term SOFR 3 Month + 3.75%), 9.254%, 10/18/28	1,974,937	1,970,000
Oryx Midstream Services Permian Basin, LLC bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.682%, 10/5/28	1,941,273	1,939,390
Prairie ECI Acquiror LP bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 10.181%, 3/11/26	2,000,000	1,993,760
		13,000,544
Entertainment (0.7%)
Allen Media, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 5.50%), 10.892%, 2/10/27	1,469,638	1,273,338
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	1,621,701	1,281,825
		2,555,163

20 Floating Rate Income Fund

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Financials (4.8%)
Advisor Group Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 4.50%), 9.872%, 7/31/26	$2,677,570	$2,674,490
Alliant Holdings Intermediate, LLC bank term loan FRN Ser. B5, (CME Term SOFR 1 Month + 3.50%), 8.814%, 2/8/27	914,469	913,737
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 3/11/28	1,417,375	1,318,159
Aretec Group, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.916%, 3/8/30	666,667	664,794
Aretec Group, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.681%, 10/1/25	1,579,156	1,581,951
CoreLogic, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.946%, 4/14/28	2,492,405	2,318,834
Cushman & Wakefield US Borrower, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.00%), 9.331%, 1/31/30	400,000	398,000
Forest City Enterprises LP bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.946%, 12/7/25	1,776,228	1,580,399
Greystone Select Financial, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 10.582%, 5/6/28	1,458,462	1,392,831
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.584%, 6/8/30	2,500,000	2,506,775
USI, Inc./NY bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 8.992%, 11/16/29	2,390,194	2,390,792
		17,740,762
Gaming and lottery (4.3%)
Bally’s Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 9.099%, 8/6/28	2,462,500	2,390,324
Caesars Entertainment, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.681%, 1/25/30	1,995,000	1,994,761
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 9.331%, 1/12/29	2,975,369	2,943,562
Light & Wonder, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 8.413%, 4/7/29	2,475,000	2,472,352
Raptor Acquisition Corp. bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 11/1/26	1,485,000	1,488,252
Scientific Games Holdings LP bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.768%, 4/4/29	2,977,500	2,959,814
Stars Group Holdings BV bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 6.98%, 7/21/26	1,896,773	1,895,160
		16,144,225
Health care (7.2%)
athenahealth, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.50%), 8.82%, 1/27/29	2,258,177	2,229,001
Bausch + Lomb Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.592%, 5/5/27	1,533,627	1,497,403
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 5.25%), 10.664%, 1/27/27	950,000	774,250
CHG Healthcare Services, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.064%, 9/30/28	1,000,000	998,750
Covetrus, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.242%, 10/13/29	1,997,500	1,948,821

Floating Rate Income Fund 21

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Health care cont.
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 1.75%), 7.06%, 2/4/27	$1,846,196	$1,827,161
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.00%), 7.31%, 11/15/27	1,300,151	1,282,924
Icon Luxembourg SARL bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 7.754%, 7/1/28	993,195	993,304
Insulet Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.696%, 5/4/28	1,960,000	1,960,980
Jazz Financing Lux SARL bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.946%, 5/5/28	3,649	3,649
Medline Borrower LP bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.392%, 9/30/28	2,962,500	2,959,093
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	1,361,484	1,056,852
Organon & Co. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.00%), 8.431%, 4/8/28	2,542,500	2,544,890
Perrigo Investments, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.25%), 7.681%, 4/5/29	990,000	984,060
Phoenix Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.696%, 8/11/28	2,962,500	2,951,776
Physician Partners, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 4.00%), 9.392%, 2/1/29	493,750	459,538
PRA Health Services, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 7.754%, 7/1/28	247,455	247,482
Surgery Center Holdings, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.179%, 8/31/26	2,000,000	2,002,360
		26,722,294
Household furniture and appliances (1.3%)
Hunter Douglas, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.891%, 2/25/29	2,970,000	2,882,771
Osmosis Debt Merger Sub, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.063%, 7/30/28	1,980,000	1,971,862
		4,854,633
Leisure (0.3%)
Topgolf Callaway Brands Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.931%, 3/16/30	1,246,875	1,245,541
		1,245,541
Lodging/Tourism (0.7%)
Carnival Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.696%, 10/18/28	1,970,000	1,964,464
Carnival Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.317%, 8/1/27	500,000	499,125
		2,463,589
Publishing (1.2%)
Cengage Learning, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.75%), 10.096%, 6/29/26	2,188,797	2,180,830
Mav Acquisition Corp. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.019%, 7/30/28	2,453,781	2,402,669
		4,583,499

22 Floating Rate Income Fund

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Retail (3.2%)
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.10%), 8.431%, 2/19/29	$863,550	$865,614
Great Outdoors Group, LLC bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.892%, 3/5/28	2,934,040	2,922,128
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 9.95%, 9/21/28	1,989,495	1,969,600
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.754%, 4/15/28	1,847,596	1,709,655
Petco Health & Wellness Co., Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.754%, 3/4/28	1,876,765	1,864,341
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.181%, 1/29/28	2,548,000	2,540,050
		11,871,388
Semiconductor (1.0%)
Altar Bidco, Inc. bank term loan FRN (CME Term SOFR 6 Month + 5.60%), 10.493%, 2/1/30	1,872,500	1,808,517
Altar Bidco, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.10%), 8.142%, 11/17/28	1,980,000	1,969,268
		3,777,785
Software (7.0%)
AppLovin Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.10%), 8.431%, 10/25/28	1,622,180	1,618,124
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.019%, 10/2/25	2,384,539	2,382,608
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.842%, 3/30/29	3,145,699	3,025,376
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	855,000	857,138
Epicor Software Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.696%, 7/30/27	1,831,859	1,828,195
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.446%, 12/1/27	2,486,250	2,484,709
IGT Holding IV AB bank term loan FRN (CME Term SOFR 3 Month + 3.65%), 8.96%, 3/31/28	2,981,375	2,961,489
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	2,244,988	2,176,246
Quasar Intermediate Holdings, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 9.769%, 2/1/29	990,000	808,335
Rocket Software, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.392%, 11/28/25	2,580,392	2,576,805
Skopima Consilio Parent, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.812%, 5/17/28	1,000,000	977,500
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	995,000	988,075
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.75%), 9.061%, 4/5/26	1,925,000	1,924,192
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.618%, 5/3/26	1,340,857	1,339,315
		25,948,107

Floating Rate Income Fund 23

SENIOR LOANS (85.0%)*c cont.	Principal amount	Value
Technology services (4.6%)
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.019%, 10/16/27	$2,252,317	$2,198,127
Arches Buyer, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.681%, 12/6/27	2,755,753	2,676,085
Dun & Bradstreet Corp. (The) bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.17%, 2/8/26	1,830,021	1,831,174
GoDaddy Operating Co., LLC bank term loan FRN (CME Term SOFR 1 Month + 2.00%), 7.23%, 8/10/27	1,589,532	1,588,737
Ingram Micro, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 9.038%, 4/1/28	1,460,000	1,456,803
MH Sub I, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.581%, 5/3/28	2,801,101	2,689,673
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	995,000	989,090
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.519%, 6/9/28	1,989,899	1,968,448
Tempo Acquisition, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.331%, 8/31/28	1,355,579	1,357,274
Tenable, Inc. bank term loan FRN (CME Term SOFR 3 Month + 2.75%), 8.196%, 7/7/28	492,500	490,038
		17,245,449
Textiles (0.4%)
Hanesbrands, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.081%, 2/14/30	1,501,238	1,499,361
		1,499,361
Transportation (1.7%)
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.338%, 4/20/28	2,180,250	2,262,358
Einstein Merger Sub, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.642%, 11/4/28	1,481,250	1,440,516
Skymiles IP, Ltd. bank term loan FRN (CME Term SOFR 3 Month + 3.75%), 9.061%, 9/16/27	850,000	883,898
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.292%, 4/21/28	1,832,175	1,834,465
		6,421,237
Utilities and power (0.9%)
Calpine Construction Finance Co. LP bank term loan FRN (CME Term SOFR 1 Month + 2.25%), 7.581%, 7/20/30	2,024,380	2,009,197
Pacific Gas & Electric Co. bank term loan FRN (CME Term SOFR 3 Month + 3.00%), 8.31%, 6/23/25	1,455,000	1,452,177
		3,461,374
Total senior loans (cost $321,968,769)		$316,097,624

CORPORATE BONDS AND NOTES (6.7%)*	Principal amount	Value
Basic materials (1.0%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	$1,000,000	$1,000,535
Cheever Escrow Issuer, LLC 144A sr. notes 7.125%, 10/1/27	1,000,000	943,095

24 Floating Rate Income Fund

CORPORATE BONDS AND NOTES (6.7%)* cont.	Principal amount	Value
Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	$1,000,000	$906,012
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	785,000	732,123
		3,581,765
Capital goods (0.9%)
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	1,000,000	980,249
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	616,000	509,677
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,745,000	1,728,369
		3,218,295
Communication services (0.6%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	2,250,000	2,197,497
		2,197,497
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.882%, perpetual maturity	459,000	459,000
		459,000
Consumer cyclicals (1.6%)
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	1,010,000	1,010,723
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	1,000,000	872,510
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27	1,000,000	905,000
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	900,000	959,262
Sabre GLBL, Inc. 144A company guaranty sr. notes 7.375%, 9/1/25	615,000	604,421
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	721,000	683,504
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	1,000,000	968,118
		6,003,538
Energy (0.8%)
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	1,000,000	978,530
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	1,000,000	987,500
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	1,000,000	1,008,744
		2,974,774
Financials (0.7%)
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	1,000,000	973,512
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	750,000	745,812
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	1,000,000	983,744
		2,703,068
Health care (0.5%)
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	1,000,000	950,835
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	1,000,000	998,827
		1,949,662

Floating Rate Income Fund 25

CORPORATE BONDS AND NOTES (6.7%)* cont.	Principal amount	Value
Utilities and power (0.5%)
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	$1,000,000	$922,360
Vistra Operations Co., LLC 144A company guaranty sr. notes 5.125%, 5/13/25	1,000,000	974,071
		1,896,431
Total corporate bonds and notes (cost $25,382,464)		$24,984,030

COMMON STOCKS (—%)*	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) †	113,884	$130,967
Total common stocks (cost $142,355)		$130,967

SHORT-TERM INVESTMENTS (9.8%)*	Shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	36,377,331	$36,377,331
Total short-term investments (cost $36,377,331)		$36,377,331

TOTAL INVESTMENTS
Total investments (cost $383,870,919)	$377,589,952

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2023 through August 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $371,812,149.
†	This security is non-income-producing.
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 8).
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

26 Floating Rate Income Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 8/31/23 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$35,766	$9,000,000	$253,800	6/20/28	500 bp — Quarterly	$380,816
Total	$35,766		$380,816
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Utilities and power	$—	$130,967	$—
Total common stocks	—	130,967	—
Corporate bonds and notes	—	24,984,030	—
Senior loans	—	316,097,624	—
Short-term investments	—	36,377,331	—
Totals by level	$—	$377,589,952	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$345,050	$—
Totals by level	$—	$345,050	$—

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 27

Statement of assets and liabilities 8/31/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $347,493,588)	$341,212,621
Affiliated issuers (identified cost $36,377,331) (Note 5)	36,377,331
Cash	1,302,614
Interest and other receivables	2,749,562
Receivable for shares of the fund sold	735,906
Receivable for investments sold	2,178,083
Deposits with broker (Note 1)	795,297
Prepaid assets	70,903
Total assets	385,422,317

LIABILITIES
Payable for investments purchased	11,622,220
Payable for purchases of delayed delivery securities (Notes 1 and 8)	42,936
Payable for shares of the fund repurchased	1,027,160
Payable for compensation of Manager (Note 2)	174,354
Payable for custodian fees (Note 2)	20
Payable for investor servicing fees (Note 2)	77,246
Payable for Trustee compensation and expenses (Note 2)	98,151
Payable for administrative services (Note 2)	1,205
Payable for distribution fees (Note 2)	110,790
Payable for variation margin on centrally cleared swap contracts (Note 1)	14,667
Distributions payable to shareholders	363,270
Payable to broker (Note 1)	1,400
Other accrued expenses	76,749
Total liabilities	13,610,168

Net assets	$371,812,149

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$459,456,725
Total distributable earnings (Note 1)	(87,644,576)
Total — Representing net assets applicable to capital shares outstanding	$371,812,149

(Continued on next page)

28 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($220,236,425 divided by 27,703,939 shares)	$7.95
Offering price per class A share (100/97.75 of $7.95)*	$8.13
Net asset value and offering price per class B share ($515,180 divided by 64,837 shares)**	$7.95
Net asset value and offering price per class C share ($21,406,107 divided by 2,695,285 shares)**	$7.94
Net asset value, offering price and redemption price per class R share
($462,562 divided by 58,214 shares)	$7.95
Net asset value, offering price and redemption price per class R6 share
($8,190,213 divided by 1,029,359 shares)	$7.96
Net asset value, offering price and redemption price per class Y share
($121,001,662 divided by 15,205,324 shares)	$7.96

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 29

Statement of operations Six months ended 8/31/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $856,916 from investments in affiliated issuers) (Note 5)	$16,689,852
Total investment income	16,689,852

EXPENSES
Compensation of Manager (Note 2)	1,009,672
Investor servicing fees (Note 2)	234,341
Custodian fees (Note 2)	6,705
Trustee compensation and expenses (Note 2)	7,673
Distribution fees (Note 2)	375,305
Administrative services (Note 2)	3,589
Other	178,960
Total expenses	1,816,245
Expense reduction (Note 2)	(20,226)
Net expenses	1,796,019

Net investment income	14,893,833

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,114,904)
Swap contracts (Note 1)	487,233
Total net realized loss	(3,627,671)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	7,574,169
Swap contracts	(165,125)
Total change in net unrealized appreciation	7,409,044

Net gain on investments	3,781,373

Net increase in net assets resulting from operations	$18,675,206

The accompanying notes are an integral part of these financial statements.

30 Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/23*	Year ended 2/28/23
Operations
Net investment income	$14,893,833	$21,989,976
Net realized loss on investments	(3,627,671)	(10,504,391)
Change in net unrealized appreciation (depreciation)
of investments	7,409,044	(8,087,269)
Net increase in net assets resulting from operations	18,675,206	3,398,316
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,633,228)	(12,287,325)
Class B	(28,328)	(58,973)
Class C	(889,507)	(1,035,805)
Class R	(19,682)	(28,551)
Class R6	(313,790)	(398,963)
Class Y	(5,559,871)	(8,496,215)
Decrease from capital share transactions (Note 4)	(1,171,197)	(106,094,819)
Total increase (decrease) in net assets	1,059,603	(125,002,335)

NET ASSETS
Beginning of period	370,752,546	495,754,881
End of period	$371,812,149	$370,752,546

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
August 31, 2023**	$7.89	.33	.09	.42	(.36)	—	(.36)	$7.95	5.45*	$220,236	.53*	4.14*	16*
February 28, 2023	8.18	.41	(.28)	.13	(.42)	—	(.42)	7.89	1.78	205,018	1.03	5.14	26
February 28, 2022	8.27	.22	(.09)	.13	(.22)	—	(.22)	8.18	1.63	268,621	1.00	2.70	42
February 28, 2021	8.28	.24	(.02)	.22	(.23)	—	(.23)	8.27	2.87	220,335	1.04	2.96	32
February 29, 2020	8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	8.28	2.31	226,047	1.03	4.28	33
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
Class B
August 31, 2023**	$7.89	.32	.09	.41	(.35)	—	(.35)	$7.95	5.34*	$515	.63*	4.03*	16*
February 28, 2023	8.17	.38	(.26)	.12	(.40)	—	(.40)	7.89	1.70	847	1.23	4.88	26
February 28, 2022	8.27	.20	(.09)	.11	(.21)	—	(.21)	8.17	1.30	1,534	1.20	2.45	42
February 28, 2021	8.27	.22	—[d]	.22	(.22)	—	(.22)	8.27	2.79	3,514	1.24	2.80	32
February 29, 2020	8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	8.27	1.98	6,429	1.23	4.10	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
Class C
August 31, 2023**	$7.89	.29	.09	.38	(.33)	—	(.33)	$7.94	4.92*	$21,406	.91*	3.76*	16*
February 28, 2023	8.17	.35	(.27)	.08	(.36)	—	(.36)	7.89	1.14	21,993	1.78	4.45	26
February 28, 2022	8.27	.16	(.10)	.06	(.16)	—	(.16)	8.17	.74	24,485	1.75	1.94	42
February 28, 2021	8.27	.18	(.01)	.17	(.17)	—	(.17)	8.27	2.22	34,828	1.79	2.24	32
February 29, 2020	8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	8.27	1.42	51,058	1.78	3.54	33
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
Class R
August 31, 2023**	$7.89	.32	.09	.41	(.35)	—	(.35)	$7.95	5.31*	$463	.65*	4.01*	16*
February 28, 2023	8.17	.39	(.27)	.12	(.40)	—	(.40)	7.89	1.65	436	1.28	4.95	26
February 28, 2022	8.27	.20	(.10)	.10	(.20)	—	(.20)	8.17	1.25	554	1.25	2.44	42
February 28, 2021	8.28	.22	(.02)	.20	(.21)	—	(.21)	8.27	2.61	650	1.29	2.70	32
February 29, 2020	8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	8.28	2.05	687	1.28	3.99	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
Class R6
August 31, 2023**	$7.90	.34	.09	.43	(.37)	—	(.37)	$7.96	5.62*	$8,190	.36*	4.27*	16*
February 28, 2023	8.18	.43	(.26)	.17	(.45)	—	(.45)	7.90	2.23	6,110.70		5.49	26
February 28, 2022	8.28	.25	(.10)	.15	(.25)	—	(.25)	8.18	1.83	7,021.68		3.02	42
February 28, 2021	8.29	.26	(.01)	.25	(.26)	—	(.26)	8.28	3.23	4,994.70		3.30	32
February 29, 2020	8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	8.29	2.66	5,700.70		4.61	33
February 28, 2019 †	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Floating Rate Income Fund	Floating Rate Income Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
August 31, 2023**	$7.90	.33	.10	.43	(.37)	—	(.37)	$7.96	5.58*	$121,002	.40*	4.25*	16*
February 28, 2023	8.19	.42	(.27)	.15	(.44)	—	(.44)	7.90	2.04	136,348.78		5.32	26
February 28, 2022	8.28	.25	(.10)	.15	(.24)	—	(.24)	8.19	1.88	193,541.75		2.97	42
February 28, 2021	8.29	.26	(.02)	.24	(.25)	—	(.25)	8.28	3.13	90,104.79		3.23	32
February 29, 2020	8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	8.29	2.57	110,079.78		4.57	33
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund	Floating Rate Income Fund 35

Notes to financial statements 8/31/23 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from March 1, 2023 through August 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants, certain foreign currency transactions, and credit default, total return and interest rate swap contracts for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	1.00% phased out over two years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

36 Floating Rate Income Fund

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Floating Rate Income Fund 37

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $795,297 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program except for testing purposes.

38 Floating Rate Income Fund

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements except for testing purposes.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$11,497,590	$65,531,875	$77,029,465

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $384,382,575, resulting in gross unrealized appreciation and depreciation of $1,452,887 and $7,900,460, respectively, or net unrealized depreciation of $6,447,573.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Floating Rate Income Fund 39

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.282% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$139,408	Class R	293
Class B	423	Class R6	1,654
Class C	14,047	Class Y	78,516
		Total	$234,341

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20,226 under the expense offset arrangements.

40 Floating Rate Income Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $300, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$265,713
Class B	1.00%	0.45%	1,446
Class C	1.00%	1.00%	107,029
Class R	1.00%	0.50%	1,117
Total			$375,305

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,764 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$54,436,157	$60,363,516
U.S. government securities (Long-term)	$—	$—
Total	$54,436,157	$60,363,516

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Floating Rate Income Fund 41

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 8/31/23		YEAR ENDED 2/28/23
Class A	Shares	Amount	Shares	Amount
Shares sold	4,760,160	$37,436,061	8,332,826	$66,117,550
Shares issued in connection with
reinvestment of distributions	1,138,835	8,970,828	1,459,539	11,430,630
	5,898,995	46,406,889	9,792,365	77,548,180
Shares repurchased	(4,163,628)	(32,691,276)	(16,670,045)	(131,027,338)
Net increase (decrease)	1,735,367	$13,715,613	(6,877,680)	$(53,479,158)

	SIX MONTHS ENDED 8/31/23		YEAR ENDED 2/28/23
Class B	Shares	Amount	Shares	Amount
Shares sold	1	$6	3,055	$24,397
Shares issued in connection with
reinvestment of distributions	3,566	28,046	7,420	58,068
	3,567	28,052	10,475	82,465
Shares repurchased	(46,131)	(362,714)	(90,777)	(718,168)
Net decrease	(42,564)	$(334,662)	(80,302)	$(635,703)

	SIX MONTHS ENDED 8/31/23		YEAR ENDED 2/28/23
Class C	Shares	Amount	Shares	Amount
Shares sold	263,355	$2,069,123	989,755	$7,823,291
Shares issued in connection with
reinvestment of distributions	104,287	820,365	122,254	955,959
	367,642	2,889,488	1,112,009	8,779,250
Shares repurchased	(460,857)	(3,616,819)	(1,320,632)	(10,383,194)
Net decrease	(93,215)	$(727,331)	(208,623)	$(1,603,944)

	SIX MONTHS ENDED 8/31/23		YEAR ENDED 2/28/23
Class R	Shares	Amount	Shares	Amount
Shares sold	1,722	$13,533	45,426	$358,920
Shares issued in connection with
reinvestment of distributions	2,491	19,613	3,633	28,404
	4,213	33,146	49,059	387,324
Shares repurchased	(1,302)	(10,228)	(61,471)	(480,997)
Net increase (decrease)	2,911	$22,918	(12,412)	$(93,673)

42 Floating Rate Income Fund

	SIX MONTHS ENDED 8/31/23		YEAR ENDED 2/28/23
Class R6	Shares	Amount	Shares	Amount
Shares sold	444,446	$3,516,466	384,256	$3,073,811
Shares issued in connection with
reinvestment of distributions	39,665	312,845	50,848	398,228
	484,111	3,829,311	435,104	3,472,039
Shares repurchased	(228,009)	(1,793,395)	(519,651)	(4,058,391)
Net increase (decrease)	256,102	$2,035,916	(84,547)	$(586,352)

	SIX MONTHS ENDED 8/31/23		YEAR ENDED 2/28/23
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,249,710	$25,647,972	7,544,876	$60,006,570
Shares issued in connection with
reinvestment of distributions	615,971	4,854,883	969,774	7,605,273
	3,865,681	30,502,855	8,514,650	67,611,843
Shares repurchased	(5,914,484)	(46,386,506)	(14,904,281)	(117,307,832)
Net decrease	(2,048,803)	$(15,883,651)	(6,389,631)	$(49,695,989)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/23	cost	proceeds	income	of 8/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$33,906,849	$81,496,013	$79,025,531	$856,916	$36,377,331
Total Short-term
investments	$33,906,849	$81,496,013	$79,025,531	$856,916	$36,377,331

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major

Floating Rate Income Fund 43

currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $42,936, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
Omnia Partners, LLC	$42,936
Totals	$42,936

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared credit default contracts (notional)	$9,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$345,050*	Payables	$—
Total		$345,050		$—

* Includes cumulative appreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

44 Floating Rate Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$487,233	$487,233
Total	$487,233	$487,233

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(165,125)	$(165,125)
Total	$(165,125)	$(165,125)

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.
	(clearing broker)	Total
Assets:
Centrally cleared credit default contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Centrally cleared credit default contracts§	14,667	14,667
Total Liabilities	$14,667	$14,667
Total Financial and Derivative Net Assets	$(14,667)	$(14,667)
Total collateral received (pledged)†#	$—
Net amount	$(14,667)
Controlled collateral received (including TBA commitments)*	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)*	$—	$—

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $795,297.

Floating Rate Income Fund 45

Note 11: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

46 Floating Rate Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Large Cap Growth Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Floating Rate Income Fund 47

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Retirement Advantage 2065 Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2055 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2050 Fund
Retirement Advantage 2045 Fund
Multi-Asset Income Fund	Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48 Floating Rate Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 23, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 23, 2023